                                                                 EXHIBIT 10.9.1

                   LOEWS CINEPLEX ENTERTAINMENT CORPORATION



                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of February 29, 2000 and entered into by and among LOEWS CINEPLEX ENTERTAINMENT CORPORATION, a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and as a Co-Syndication Agent, BANK OF AMERICA, N.A., as a Co-Syndication Agent, THE BANK OF NEW YORK, as a Co-Syndication Agent and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, and is made with reference to that certain Credit Agreement dated as of May 14, 1998 (the "Credit Agreement"), by and among Company, Lenders, Administrative Agent and Co-Syndication Agents. The Credit Agreement as amended by this Amendment is referred to herein as the "Amended Agreement." Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to make certain amendments as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1: Provisions Relating to Defined Terms

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted immediately following the definition of "Financial Plan":

          "First Amendment Effective Date" means the date on which that certain First Amendment to Credit Agreement by and among Company, the Lenders listed on the signature pages thereof, BTCo, Bank of America, N.A., The Bank of New York and Credit Suisse First Boston amending the Agreement becomes effective.

          B. The definition of "Subsidiary Pledge Agreement" is hereby amended by deleting therefrom the word "or" following the phrase "each Subsidiary Guarantor on the Closing Date" and inserting the word "and" in substitution therefor.

          C. The definition of "Subsidiary Security Agreement" is hereby amended by deleting therefrom the word "or" following the phrase "each Subsidiary Guarantor on the Closing Date" and inserting the word "and" in substitution therefor.

          D. The definition of "Subsidiary Trademark Security Agreement" is hereby amended by deleting therefrom the word "or" following the phrase "each Subsidiary Guarantor on the Closing Date" and inserting the word "and" in substitution therefor.

          1.2  Amendments to Section 2: Amounts and Terms of Commitments and
               -------------------------------------------------------------
Loans
-----

          A. Subsection 2.1A of the Credit Agreement is hereby amended by deleting therefrom the phrase "Tranche A" following the words "shall expire on the" in the third to last sentence of clause (i) thereof.

          B. Subsection 2.1B of the Credit Agreement is hereby amended by deleting the phrase "Total Utilization of Tranche A Revolving Loans" from clause
(vi) of the fourth sentence thereof and substituting the following: "Total Utilization of Tranche A Revolving Loan Commitments".

          C. Subsection 2.2A of the Credit Agreement is hereby amended by replacing the Applicable Margin percentage "1.75%" with the Applicable Margin percentage "2.125%" in the chart in subsection (b) thereof.

          1.3  Amendments to Section 7:  Company's Negative Covenants
               ------------------------------------------------------

          A. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the chart included in such subsection and replacing such chart in its entirety with the following:

               --------------------------------------------------------------------------------
                        Period                               Maximum Total Leverage Ratio
               --------------------------------------------------------------------------------
                Closing Date - First Amendment                         5.25:1.00
                Effective Date
               --------------------------------------------------------------------------------
                First Amendment Effective Date -                       6.25:1.00
                August 31, 2001
               --------------------------------------------------------------------------------
                September 1, 2001 - February 28,                       4.60:1.00
                2002
               --------------------------------------------------------------------------------
                March 1, 2002 and thereafter                           4.25:1.00
               --------------------------------------------------------------------------------

          B. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the chart included in such subsection and replacing such chart in its entirety with the following:

               -------------------------------------------------------------------------------
                        Period                                   Maximum Consolidated
                                                                    Leverage Ratio
               --------------------------------------------------------------------------------
                Closing Date - First Amendment                            5.00:1.00
                Effective Date
               --------------------------------------------------------------------------------
                First Amendment Effective Date -                          5.85:1.00
                August 31, 2001
               --------------------------------------------------------------------------------
                September 1, 2001 - February 28,                          4.25:1.00
                2002
               --------------------------------------------------------------------------------
                March 1, 2002 and thereafter                              3.75:1.00
               --------------------------------------------------------------------------------

          C. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the chart included in such subsection and replacing such chart in its entirety with the following:

               --------------------------------------------------------------------------------
                        Period                            Minimum Debt Service Coverage Ratio
               --------------------------------------------------------------------------------
                Closing Date - First Amendment                          1.35:1.00
                Effective Date
               --------------------------------------------------------------------------------
                First Amendment Effective Date -                        1.30:1.00
                February 28, 2001
               --------------------------------------------------------------------------------
                March 1, 2001 - August 31, 2001                         1.35:1.00
               --------------------------------------------------------------------------------
                September 1, 2001 - February 28,                        1.40:1.00
                2002
               --------------------------------------------------------------------------------
                March 1, 2002 and thereafter                            1.45:1.00
               --------------------------------------------------------------------------------

          Section 2.     CONDITIONS TO EFFECTIVENESS

          2.1  General
               -------

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date") set forth in this Section 2.

          2.2  Deliveries by Company
               ---------------------

          A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

          (i) an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the First Amendment Effective Date;

          (ii)  executed copies of this Amendment; and

          (iii) such other documents as Administrative Agent shall reasonably request.

          2.3  Completion of Proceedings
               -------------------------

          On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          2.4  Fees.
               ----

          Company shall have paid to Administrative Agent, for distribution to those Lenders who have executed and delivered this Amendment on or before February 22, 2000 (the "Consenting Lenders"), an amendment fee equal to 0.125% of the aggregate Commitments of the Consenting Lenders. As soon as practicable following the First Amendment Effective Date, the Administrative Agent shall distribute to each Consenting Lender an amount determined by multiplying (a) the
                                                             -----------
total amount of such amendment fee by (b) a fraction the numerator of which is the Commitment of that Consenting Lender and the denominator of which is the aggregate Commitments of the Consenting Lenders.

          Section 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          3.1  Representations and Warranties
               ------------------------------

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.

          B. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the constating documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          Section 4.  MISCELLANEOUS
                      -------------

          4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents

          A. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit

Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          4.2  Fees and Expenses
               -----------------

          Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          4.3  Headings
               --------

          Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          4.4  Applicable Law
               --------------

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          4.5  Counterparts; Effectiveness
               ---------------------------

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and an acknowledgment hereof by each of the Subsidiary Guarantors and each of Company's other Subsidiaries and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              COMPANY:

                              LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                              By:  /s/  JOHN J. WALKER
                                  __________________________________________
                                  Name:  John J. Walker
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                              LENDERS:

                              BANKERS TRUST COMPANY,
                              as Administrative Agent, Co-Syndication Agent and as a Lender

                              By:  /s/  G. ANDREW KEITH
                                  __________________________________________
                                  Name:  G. Andrew Keith
                                  Title: Vice President

                              CREDIT SUISSE FIRST BOSTON,
                              as a Co-Syndication Agent and as a Lender

                              By:  /s/  KRISTEN LEPRI
                                  __________________________________________
                                  Name:  Kristen Lepri
                                  Title: Associate

                              By:  /s/  JOEL GLODOWSKI
                                  __________________________________________
                                  Name:  Joel Glodowski
                                  Title: Managing Director

                              BANK OF AMERICA, N.A.,
                              as a Co-Syndication Agent and as a Lender

                              By:  /s/  SEAN W. CASSIDY
                                  __________________________________________
                                  Name:  Sean W. Cassidy
                                  Title: Vice President

                              THE BANK OF NEW YORK,
                              as a Co-Syndication Agent and as a Lender

                              By:  /s/  GEOFFREY C. BROOKS
                                  __________________________________________
                                  Name:  Geoffrey C. Brooks
                                  Title: Vice President

                              ABN AMRO BANK N.V.

                              By:  /s/  TOM HELSENFELD
                                  __________________________________________
                                  Name:  Tom Helsenfeld
                                  Title: GVP

                              THE BANK OF NOVA SCOTIA

                              By:  /s/  VINCENT J. FITZGERALD, JR.
                                  __________________________________________
                                  Name:  Vincent J. Fitzgerald, Jr.
                                  Title: Authorized Signatory

                              THE BANK OF TOKYO MITSUBISHI TRUST

                              By:  /s/  EMILE ELNEMS
                                  __________________________________________
                                  Name:  Emile Elnems
                                  Title: Vice President

                              BARCLAYS BANK PLC

                              By:  /s/  ANDREW M. WYNN
                                  __________________________________________
                                  Name:  Andrew M. Wynn
                                  Title: Managing Director

                              CREDIET INDUSTRIEL ET COMMERCIAL

                              By:  /s/  ANTHONY ROCK
                                  __________________________________________
                                  Name:  Anthony Rock
                                  Title: Vice President

                              By:  /s/  MARCUS EDWARD
                                  __________________________________________
                                  Name:  Marcus Edward
                                  Title: Vice President

                              THE DAI-ICHI KANGYO BANK, LTD.

                              By:  /s/ DANIEL GUEVARA
                                  __________________________________________
                                  Name:  Daniel Guevara
                                  Title: Assistant Vice President

                              ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

                              By:  /s/ DAVID MANHEIM
                                  __________________________________________
                                  Name:  David Manheim
                                  Title: Assistant Vice President

                              FLEET NATIONAL BANK

                              By:  /s/ MANUEL BURGUENO
                                  __________________________________________
                                  Name:  Manuel Burgueno
                                  Title: Vice President

                              THE FUJI BANK, LIMITED - NEW YORK BRANCH

                              By:  /s/ JOHN D. DOYLE
                                  __________________________________________
                                  Name:  John D. Doyle
                                  Title: Vice President and Manager

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED

                              By:  /s/ ALLISON KING
                                  __________________________________________
                                  Name:   Allison King
                                  Title:

                              RIGGS BANK, N.A.

                              By:  /s/ DOUGLAS KLAMFOTH
                                  __________________________________________
                                  Name: Douglas Klamfoth
                                  Title:


                              SUMMIT BANK

                              By:  /s/ RICHARD BANNING
                                  __________________________________________
                                  Name:   Richard Banning
                                  Title:  Vice President



                              THE MITSUBISHI TRUST AND BANKING CORPORATION

                              By:  /s/ BEATRICE E. KOSSODO
                                  __________________________________________
                                  Name:   Beatrice E. Kossodo
                                  Title:  Senior Vice President

                              BANK LEUMI USA

                              By:  /s/ JOUNG HEE HONG
                                  __________________________________________
                                  Name:   Joung Hee Hong
                                  Title:  Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:  /s/ W. JEROME McDERMOTT
                                  __________________________________________
                                  Name:   W. Jerome McDermott
                                  Title:  Duly Authorized Signatory

                              PNC BANK, NATIONAL ASSOCIATION

                              By:  /s/ KAREN L. KOOMAN
                                  __________________________________________
                                  Name:   Karen L. Kooman
                                  Title:  Assistant Vice President

                              STB DELAWARE FUNDING TRUST I

                              By:  /s/ DONALD C. HARGADON
                                  __________________________________________
                                  Name:   Donald C. Hargadon
                                  Title:  Assistant Vice President

                              NATEXIS BANQUE -- BFCE

                              By:  /s/ PEYMAN PARHAMI
                                  __________________________________________
                                  Name:   Peyman Parhami
                                  Title:  Assistant Vice President


                              By:  /s/ IAIN A. WHYTE
                                  __________________________________________
                                  Name:  Iain A. Whyte
                                  Title: Vice President and Group Manager
                                         Corporate Finance

                               ACKNOWLEDGMENT OF
                      FIRST AMENDMENT TO CREDIT AGREEMENT

          Each of the undersigned, as (i) a Guarantor under that certain Subsidiary Guaranty dated as of May 14, 1998, with an additional counterpart thereof executed by certain of the undersigned on February 28, 2000 (the "Guaranty") in favor of Bankers Trust Company ("BTCo") as agent for the benefit of Lenders (as defined therein), any Interest Rate Exchangers (as defined therein), and, subject to subsection 3.12 thereof, for the benefit of the other Beneficiaries (as defined therein), (ii) a Grantor under that certain Subsidiary Security Agreement dated as of May 14, 1998, with an additional counterpart thereof executed by certain of the undersigned on February 28, 2000 (the "Security Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), (iii) a Pledgor under that certain Subsidiary Pledge Agreement dated as of May 14, 1998, with an additional counterpart thereof executed by certain of the undersigned on February 28, 2000 (the "Pledge Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein) and (iv) a Grantor under that certain Subsidiary Trademark Security Agreement dated as of May 14, 1998, with an additional counterpart thereof executed by certain of the undersigned on February 28, 2000 (the "Trademark Security Agreement") in favor of BTCo as agent for the benefit of the Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), hereby acknowledges that it has read this First Amendment to Credit Agreement (this "Agreement") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement shall not be impaired or affected and each of the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                         71ST & 3RD AVE. CORP.
                         ANDY CANDY CO., INC.
                         BEAVER VALLEY CINEMAS, INC.
                         BERKELEY CINEMA CORP.
                         BRICK PLAZA CINEMAS, INC.
                         BRICKTOWN PICTURE CORP.
                         CAMPUS CINEMAS, INC.
                         CASTLE THEATRE CORP.
                         CINNAMINSON THEATRE CORP.
                         CINE WEST, INC.
                         CINEMA DEVELOPMENT CORPORATION
                         CINEMA INVESTMENTS, INC.
                         CINEMA 275 EAST, INC.
                         CIRCLE TWIN CINEMA CORP.
                         CITYPLACE CINEMAS, INC.
                         COLLEGE THEATRE CORP.
                         COLORADO CINEMAS, INC.

                               Acknowledgement-1

                         CONTINENT CINEMAS, INC.
                         CRESCENT ADVERTISING CORPORATION
                         CRESTWOOD CINEMAS, INC.
                         CROFTON QUAD CORPORATION
                         D.H. GARFIELD ADVERTISING AGENCY, INC.
                         DISTRICT AMUSEMENT CORPORATION
                         DOWNSTATE THEATRE CORPORATION
                         EAST WINDSOR PICTURE CORP.
                         EATONTOWN THEATRE CORP.
                         ETON AMUSEMENT CORPORATION
                         FALL RIVER CINEMA, INC.
                         FLAT WOODS THEATER CORPORATION
                         FORTY-SECOND STREET CINEMAS, INC.
                         FOUNTAIN CINEMAS, INC.
                         FREEHOLD CINEMA CENTER, INC.
                         FREEHOLD PICTURE CORP.
                         GERARD THEATRE CORPORATION
                         H&M CINEMA CORPORATION
                         HAWTHORNE AMUSEMENT CORPORATION
                         HINSDALE AMUSEMENT CORPORATION
                         I-75 THEATRES, INC.
                         J-TOWN CINEMAS, INC.
                         KIPS BAY CINEMAS, INC.
                         LANCE THEATRE CORPORATION
                         LEXINGTON MALL CINEMAS CORPORATION
                         LEXINGTON NORTH PARK CINEMAS, INC.
                         LEXINGTON SOUTH PARK CINEMAS, INC.
                         LIBERTY TREE CINEMA CORP.
                         LOEWS 34TH ST. SHOWPLACE CINEMAS, INC.
                         LOEWS AKRON CINEMAS, INC.
                         LOEWS ARLINGTON CINEMAS, INC.
                         LOEWS ARLINGTON WEST CINEMAS, INC.
                         LOEWS ASTOR PLAZA, INC.
                         LOEWS BALTIMORE CINEMAS, INC.
                         LOEWS BAY TERRACE CINEMAS, INC.
                         LOEWS BEREA CINEMAS, INC.
                         LOEWS BOULEVARD CINEMAS, INC.
                         LOEWS BRISTOL CINEMAS, INC.
                         LOEWS BROADWAY CINEMAS, INC.
                         LOEWS BROOKFIELD CINEMAS, INC.
                         LOEWS BURLINGTON CINEMAS, INC.
                         LOEWS CALIFORNIA THEATRES, INC.
                         LOEWS CEDAR CINEMAS, INC.
                         LOEWS CENTERPARK CINEMAS, INC.
                         LOEWS CENTURY MALL CINEMAS, INC.
                         LOEWS CHERI CINEMAS, INC.

                               Acknowledgement-2

                         LOEWS CHERRY TREE MALL CINEMAS, INC.
                         LOEWS CHICAGO CINEMAS, INC.
                         LOEWS CHISHOLM PLACE CINEMAS, INC.
                         LOEWS CINEMAS ADVERTISING, INC.
                         LOEWS CLARKSVILLE CINEMAS, INC.
                         LOEWS CONNECTICUT CINEMAS, INC.
                         LOEWS CORAL SPRING CINEMAS, INC.
                         LOEWS CRYSTAL RUN CINEMAS, INC.
                         LOEWS DEAUVILLE GULF CINEMAS, INC.
                         LOEWS DEAUVILLE KINGWOOD CINEMAS, INC.
                         LOEWS DEAUVILLE NORTH CINEMAS, INC.
                         LOEWS DEAUVILLE SOUTHWEST CINEMAS, INC.
                         LOEWS DEWITT CINEMAS, INC.
                         LOEWS EAST VILLAGE CINEMAS, INC.
                         LOEWS EAST HANOVER CINEMAS, INC.
                         LOEWS ELMWOOD CINEMAS, INC.
                         LOEWS EXHIBITION RIDE INC.
                         LOEWS FINE ARTS CINEMAS, INC.
                         LOEWS FORT WORTH CINEMAS, INC.
                         LOEWS FREEHOLD MALL CINEMAS, INC.
                         LOEWS FRESH POND CINEMAS, INC.
                         LOEWS FRONT STREET CINEMAS, INC.
                         LOEWS FUQUA PARK CINEMAS, INC.
                         LOEWS GREECE CINEMAS, INC.
                         LOEWS GREENWICH CINEMAS, INC.
                         LOEWS GREENWOOD CINEMAS, INC.
                         LOEWS HARMON COVE CINEMAS, INC.
                         LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
                         LOEWS HOLIDAY CINEMAS, INC.
                         LOEWS HOUSTON CINEMAS, INC.
                         LOEWS I-45 CINEMAS, INC.
                         LOEWS INDIANA CINEMAS, INC.
                         LOEWS KENTUCKY CINEMAS, INC.
                         LOEWS LAFAYETTE CINEMAS, INC.
                         LOEWS LEVITTOWN CINEMAS, INC.
                         LOEWS LINCOLN PLAZA CINEMAS, INC.
                         LOEWS LINCOLN THEATRE HOLDING CORP.
                         LOEWS LOUISVILLE CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS 8, INC.
                         LOEWS MEMORIAL CITY CINEMAS, INC.
                         LOEWS MERRILLVILLE CINEMAS, INC.
                         LOEWS MOHAWK MALL CINEMAS, INC.
                         LOEWS MONROE CINEMA, INC.
                         LOEWS MONTGOMERY CINEMAS, INC.
                         LOEWS MOUNTAINSIDE CINEMAS, INC.

                               Acknowledgement-3

                         LOEWS NEW JERSEY CINEMAS, INC.
                         LOEWS NEWARK CINEMAS, INC.
                         LOEWS NORGATE CINEMAS, INC.
                         LOEWS NORWALK CINEMAS, INC.
                         LOEWS OPERATIONAL RIDE THEATERS INC.
                         LOEWS ORLAND PARK CINEMAS, INC.
                         LOEWS ORPHEUM CINEMAS, INC.
                         LOEWS PALISADES CENTER CINEMAS, INC.
                         LOEWS PARADISE CINEMAS, INC.
                         LOEWS PARK CENTRAL CINEMAS, INC.
                         LOEWS PEMBROKE PINES CINEMAS, INC.
                         LOEWS PENTAGON CITY CINEMAS, INC.
                         LOEWS PIPER'S THEATRES, INC.
                         LOEWS PITTSFORD CINEMAS, INC.
                         LOEWS POCONO CINEMAS, INC.
                         LOEWS POST CINEMAS, INC.
                         LOEWS PRESTON PARK CINEMAS, INC.
                         LOEWS RICHMOND MALL CINEMAS, INC.
                         LOEWS RIDGEFELD PARK CINEMAS, INC.
                         LOEWS ROLLING MEADOWS CINEMAS, INC.
                         LOEWS ROOSEVELT FIELD CINEMAS, INC.
                         LOEWS SAKS CINEMAS, INC.
                         LOEWS SHOWBOAT CINEMAS, INC.
                         LOEWS SOUTH SHORE CINEMAS, INC.
                         LOEWS SOUTHLAND CINEMAS, INC.
                         LOEWS STONYBROOK CINEMAS, INC.
                         LOEWS THEATRE MANAGEMENT CORP.
                         LOEWS THEATRES CLEARING CORP.
                         LOEWS TOMS RIVER CINEMAS, INC.
                         LOEWS TOWNE CINEMAS, INC.
                         LOEWS TRYLON THEATRE, INC.
                         LOEWS USA CINEMAS INC.
                         LOEWS VESTAL CINEMAS, INC.
                         LOEWS WASHINGTON CINEMAS, INC.
                         LOEWS WEST CINEMAS, INC.
                         LOEWS WEST LONG BRANCH CINEMAS, INC.
                         LOEWS WESTERVILLE CINEMAS, INC.
                         LOEWS WESTGATE CINEMAS, INC.
                         LOEWS WESTPORT CINEMAS, INC.
                         LOEWS WILLISTON CINEMAS, INC.
                         LOEWS WORLDGATE CINEMAS, INC.
                         LOEWS YORKTOWN CINEMAS, INC.
                         LTM NEW YORK, INC.
                         MALL PICTURE CORP.
                         MASSACHUSETTS CINEMA CORP.
                         MICKEY AMUSEMENTS, INC.

                               Acknowledgement-4

                         MID-STATES THEATRES, INC.
                         MIDCIN INC.
                         MIDDLEBROOK THEATRE CORPORATION
                         MIDSTATE THEATRE CORP.
                         MIDTOWN CINEMA, INC.
                         MINNESOTA CINEMAS, INC.
                         MONTCLAIR CINEMAS, INC.
                         MOVIEHOUSE CINEMAS, INC.
                         MUSIC MAKERS THEATRES, INC.
                         NEW BRUNSWICK CINEMAS, INC.
                         NICKELODEON BOSTON, INC.
                         NORTHERN NEW ENGLAND THEATRES, INC.
                         NUTMEG THEATRE CIRCUIT, INC.
                         OXMOOR CINEMAS, INC.
                         PARAMAY PICTURE CORP.
                         PARKCHESTER AMUSEMENT CORPORATION
                         PARSIPPANY THEATRE CORP.
                         PLAINVILLE CINEMAS, INC.
                         PLAZA CINEMAS, INC.
                         POLI-NEW ENGLAND THEATRES, INC.
                         PUTNAM THEATRICAL CORPORATION
                         QUAD CINEMA CORP.
                         RACELAND CINEMAS, INC.
                         RED BANK THEATRE CORPORATION
                         ROCHESTER HILLS STAR THEATRES, INC.
                         S&J THEATRES INC.
                         SACK THEATRES, INC.
                         SALEM MALL THEATRE, INC.
                         STAR THEATRES, INC.
                         STAR THEATRES OF MICHIGAN, INC.
                         STROUD MALL CINEMAS, INC.
                         SYCAMORE THEATRE, INC.
                         TALENT BOOKING AGENCY, INC.
                         TAYLOR STAR THEATRES, INC.
                         THEATRE HOLDINGS, INC.
                         THI HOLDINGS, INC.
                         TIMES THEATRES CORPORATION
                         TOMS RIVER THEATRE CORP.
                         TOWNE CENTER CINEMAS, INC.
                         TRI-COUNTY CINEMAS, INC.
                         TRI-SON SUPPLY CORP.
                         TRIANGLE THEATRE CORP.
                         U.S.A. CINEMAS, INC.
                         VILLAGE CINEMAS, INC.
                         WEBSTER CHICAGO CINEMAS, INC.
                         WESTCHESTER CINEMAS, INC.

                               Acknowledgement-5

                         WESTLAND CINEMAS, INC.
                         WHITE MARSH CINEMAS, INC.
                         WOODRIDGE CINEMAS, INC.
                         C.O.H. ENTERTAINMENT, INC.

                         CINEPLEX ODEON FILMS, INC.
                         CINEPLEX ODEON FILMS INTERNATIONAL, INC.
                         PLITT SOUTHERN THEATRES, INC.
                         PLITT THEATRES, INC.
                         RKO CENTURY WARNER THEATRES, INC.
                         SEDGWICK MUSIC COMPANY
                         THE WALTER READE ORGANIZATION, INC.
                         ILLINOIS CINEMAS, INC.
                         METHUEN CINEMAS, INC.
                         NORTH STAR CINEMAS, INC.
                         ROSEMONT CINEMAS, INC.
                         WOODFIELD CINEMAS, INC.
                         LOEWS CITYWALK THEATRE CORPORATION
                         BOSTON CINEMAS, INC.
                         SOUTH HOLLAND CINEMAS, INC.
                         LTM TURKISH HOLDINGS, INC.
                         SPRINGFIELD CINEMAS, INC.
                         SKOKIE CINEMAS, INC.
                         SEATTLE CINEMAS, INC.
                         LONG ISLAND CINEMAS, INC.



                         By:  /s/ JOHN J. WALKER
                             _____________________________________
                             Name:   John J. Walker
                             Title:  Senior Vice President and
                                     Chief Financial Officer
                                     of each of the foregoing


                         DOWNTOWN BOSTON CINEMAS, LLC
                         LOEWS PLAINVILLE CINEMAS, LLC
                         LOEWS NORTH VERSAILLES CINEMAS, LLC
                         RICHMOND MALL CINEMAS, LLC
                         LEWISVILLE CINEMAS, LLC
                         METHUEN CINEMAS, LLC
                         OHIO CINEMAS, LLC
                         SPRINGFIELD CINEMAS, LLC

                         By: Plitt Theatres, Inc., sole member of each of the foregoing



                                       By:   /s/ JOHN J. WALKER
                                            ____________________________________
                                            Name:  John J. Walker
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                               Acknowledgement-6